UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-9176

                 AllianceBernstein Select Investor Series, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2003

                   Date of reporting period: October 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.




[LOGO] AllianceBernstein(SM)
       Investment Research and Management


AllianceBernstein Select Investor Series
Biotechnology Portfolio

                 High Net Worth Investors--Capital Appreciation

                                                 Annual Report--October 31, 2003

    Investment Products Offered
===================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
===================================


This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

December 8, 2003

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Select Investor Series Biotechnology Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2003.

Investment Objective and Policies
This open-end fund seeks capital appreciation. The Portfolio invests primarily in a non-diversified portfolio of equity securities of biotechnology companies. We seek to identify those biotechnology companies that are expected to benefit significantly from advances in biotechnologies, including, in particular, genomics, the study of genes and nucleic acids such as DNA. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investments in small and mid-capitalization companies, in addition to its investments in large capitalization companies. In addition, the Portfolio may invest a portion of its assets in the equity securities of pharmaceutical companies and in securities of non-U.S. companies and other foreign securities.

The Portfolio may engage in substantial short selling and may use certain other investment practices, including option, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. The Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.



Investment Results
The following table shows the Portfolio's performance compared to its benchmark, the NASDAQ Biotechnology Index, for the six- and 12-month periods ended October 31, 2003.


   INVESTMENT RESULTS*
   Periods Ended October 31, 2003

                                                    ============================
                                                           Total Returns
                                                    ============================
                                                    6 Months           12 Months
--------------------------------------------------------------------------------
   AllianceBernstein
   Select Investor
   Series
   Biotechnology
   Portfolio
     Class A     20.37%     28.92%
--------------------------------------------------------------------------------
     Class B     20.09%     28.18%
--------------------------------------------------------------------------------
     Class C     20.09%     28.18%
--------------------------------------------------------------------------------
   NASDAQ
   Biotechnology
   Index         24.58%     39.85%
--------------------------------------------------------------------------------

 * The Portfolio's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged NASDAQ Biotechnology Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a capitalization-weighted index


--------------------------------------------------------------------------------
           AllianceBernstein Select Investor Series--Biotechnology Portfolio o 1 designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The Index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including AllianceBernstein Select Investor Series Biotechnology Portfolio.

     Additional investment results appear on page 6.


For the six- and 12-month periods ended October 31, 2003, the Portfolio underperformed its benchmark, the NASDAQ Biotechnology Index. However, during this time period, the Portfolio did outperform the Lipper Health and Biotechnology Funds Average, which returned 15.38% and 19.43% for the six- and 12-month periods ended October 31, 2003, respectively. The Lipper Health and Biotechnology Funds Average included 193 and 185 funds for the six- and 12-month periods ended October 31, 2003, respectively. Funds in the Lipper Average generally have similar investment objectives to the Portfolio, but may have different investment policies.

A large factor in relative underperformance of the Portfolio versus the benchmark was its overweighted position in Vertex Pharmaceuticals, Inc. Vertex is an early stage biotechnology company that uses rational drug design to develop drugs with its pharmaceutical partners. The company announced during the year that an experimental drug it was developing for Rheumatoid arthritis did not work. The news resulted in a sharp drop in the stock price from ~13 a share to ~8 a share. The Portfolio's overweight position in MedImmune, Inc. also contributed to its underperformance versus the benchmark. This company was successful in gaining U.S. marketing approval from the Food and Drug Administration (FDA) for its FluMist product (an inhaled flu vaccine), but so far the company has been unsuccessful in generating significant consumer demand for the product (despite the marketing support of Wyeth). The Portfolio continues to be focused on innovative biotechnology companies that are using genomics to bring new drugs and devices to the marketplace.

Market Review and Investment Strategy
During the last 12 months, there were several major product approvals in the biotechnology industry. These included two new drugs designed to treat psoriasis: Amevive (Jan 2003) from Biogen, Inc. and Raptiva (Oct 2003) from Genentech, Inc. The Portfolio has positions in both of these companies. These drugs offer new hope for the one to two million Americans with psoriasis. Another new biotechnology drug approved by the FDA for a disease that has not had much advancement in therapy over the last several years is Xolair from Genentech. Approved by the FDA in June, this drug will compete with traditional asthma treatments such as steroids, which are mostly generic. The Portfolio is invested in both of these names because of our investment thesis of focusing on companies with new and innovative products.


--------------------------------------------------------------------------------
2 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

A major change recently occurred in the market for biotechnology companies that develop drugs that are injected with the passage by Congress of the Medicare Prescription Drug, Improvement and Modernization Act. This bill calls for drug coverage for senior citizens starting in 2006. The benefit will cost on average $35 per month and require senior citizens to pay the first $250 of their drug expenses before benefits start. This bill will reduce the overall cost of drugs for seniors. However, this bill will only have a small effect on biotechnology drugs, because most of these drugs are injected (as opposed to being administered orally) and therefore, only gain partial coverage under the bill. We remain committed to our thesis that the market will reward biotechnology companies that develop new and innovative products, and that many of these drugs will come from genomics technology.


--------------------------------------------------------------------------------
           AllianceBernstein Select Investor Series--Biotechnology Portfolio o 3

PERFORMANCE UPDATE



ALLIANCEBERNSTEIN SELECT INVESTOR SERIES BIOTECHNOLOGY PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT
7/27/00* TO 10/31/03


AllianceBernstein Select Investor Series
Biotechnology Portfolio Class A: $5,038

NASDAQ Biotechnology Index: $5,911

          [TABLE BELOW REPRESENTS MOUNTAIN CHART IN PRINTED REPORT]


      AllianceBernstein Select Investor Series
          Biotechnology Portfolio Class A           NASDAQ Biotechnology Index
--------------------------------------------------------------------------------
7/27/00*               $ 9,579                              $10,000
10/31/00               $10,479                              $ 9,985
10/31/01               $ 6,475                              $ 7,138
10/31/02               $ 3,908                              $ 4,227
10/31/03               $ 5,038                              $ 5,911


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select Investor Series Biotechnology Portfolio Class A shares (from 7/27/00* to 10/31/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged NASDAQ Biotechnology Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The Index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Select Investor Series Biotechnology Portfolio.


* Portfolio and benchmark data are from the Portfolio's inception date of 7/27/00.


--------------------------------------------------------------------------------
4 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

PORTFOLIO SUMMARY
October 31, 2003


INCEPTION DATE
Class A Shares
7/27/00
Class B Shares
7/27/00
Class C Shares
7/27/00


PORTFOLIO STATISTICS
Net Assets ($mil): $200.6


INDUSTRY BREAKDOWN
    84.5% Biotechnology
    14.1% Drugs
     1.4% Medical Products


All data as of October 31, 2003. The Portfolio's industry breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
           AllianceBernstein Select Investor Series--Biotechnology Portfolio o 5

INVESTMENT RESULTS


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2003

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year            28.92%                    23.47%
          Since Inception*           -17.87%                   -18.95%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year            28.18%                    24.18%
          Since Inception*           -18.45%                   -18.70%

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                    1 Year            28.18%                    27.18%
          Since Inception*           -18.45%                   -18.45%

AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER END (SEPTEMBER 30, 2003)

                                Class A           Class B          Class C
--------------------------------------------------------------------------------
                    1 Year       36.10%           36.66%            40.05%
          Since Inception*      -19.50%          -19.25%           -18.99%

The Portfolio's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. The Portfolio concentrates its investments in the stocks of biotechnology companies. The stock market performance of biotechnology stocks can be dramatic in both directions. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investments in small- and mid-capitalization companies, which have historically experienced greater market volatility and typically entail greater risk than large-capitalization stocks. Many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established markets for these products. Investments in these companies are subject to greater risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to political and economic uncertainties throughout the world.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date for all shares classes is 7/27/00.


--------------------------------------------------------------------------------
6 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

TEN LARGEST HOLDINGS
October 31, 2003

                                                               Percent of
Company                                  U.S. $ Value          Net Assets
-----------------------------------------------------------------------------
Amgen, Inc.                             $  17,212,265              8.6%
-----------------------------------------------------------------------------
Genentech, Inc.                            12,697,153              6.3
-----------------------------------------------------------------------------
Human Genome Sciences, Inc.                10,369,905              5.2
-----------------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.            9,774,880              4.9
-----------------------------------------------------------------------------
Gilead Sciences, Inc.                       9,431,424              4.7
-----------------------------------------------------------------------------
MedImmune, Inc.                             9,149,712              4.6
-----------------------------------------------------------------------------
Cephalon, Inc.                              7,832,928              3.9
-----------------------------------------------------------------------------
Sepracor, Inc.                              7,341,891              3.6
-----------------------------------------------------------------------------
ICOS Corp.                                  7,321,024              3.6
-----------------------------------------------------------------------------
NPS Pharmaceuticals, Inc.                   7,232,851              3.6
-----------------------------------------------------------------------------
                                        $  98,364,033             49.0%


--------------------------------------------------------------------------------
           AllianceBernstein Select Investor Series--Biotechnology Portfolio o 7

PORTFOLIO OF INVESTMENTS
October 31, 2003

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-102.4%
Israel-1.8%
Teva Pharmaceutical Industries, Ltd. (ADR) .....          63,800    $  3,629,582
                                                                    ------------

Switzerland-2.5%
Serono SA (ADR) ................................         290,500       5,008,220
                                                                    ------------

United Kingdom-3.3%
Cambridge Antibody Technology Group Plc.(a)  ...         184,900       1,670,657
GlaxoSmithKline Plc. (ADR) .....................         113,200       4,900,428
                                                                    ------------
                                                                       6,571,085
                                                                    ------------
United States-94.8%
Abgenix, Inc.(a) ...............................         426,200       5,220,950
ABIOMED, Inc.(a) ...............................         326,100       2,905,551
Affymetrix, Inc.(a) ............................         232,900       5,969,227
Alkermes, Inc.(a) ..............................         305,600       3,963,632
Allergan, Inc. .................................          68,100       5,149,722
Amgen, Inc.(a)(b) ..............................         278,696      17,212,265
Amylin Pharmaceuticals, Inc.(a) ................          91,900       2,511,627
Applera Corp.-Applied Biosystems Group .........         300,400       6,933,232
ArQule, Inc.(a) ................................         270,600       1,407,120
Biogen, Inc.(a) ................................         136,500       5,524,155
Cephalon, Inc.(a) ..............................         166,800       7,832,928
Chiron Corp.(a) ................................         102,500       5,599,575
Genentech, Inc.(a) .............................         154,900      12,697,153
Genzyme Corp.-General Division(a) ..............         105,200       4,828,680
Gilead Sciences, Inc.(a)(b) ....................         172,800       9,431,424
Human Genome Sciences, Inc.(a)(b) ..............         745,500      10,369,905
ICOS Corp.(a) ..................................         156,700       7,321,024
IDEC Pharmaceuticals Corp.(a) ..................          91,000       3,196,830
Medarex, Inc.(a) ...............................         765,000       5,469,750
MedImmune, Inc.(a) .............................         343,200       9,149,712
Millennium Pharmaceuticals, Inc.(a) ............         614,000       9,774,880
Myriad Genetics, Inc.(a) .......................         200,200       2,534,532
NPS Pharmaceuticals, Inc.(a) ...................         274,700       7,232,851
PerkinElmer, Inc. ..............................         326,900       5,887,469
Pfizer, Inc. ...................................         122,100       3,858,360
Protein Design Labs, Inc.(a) ...................         380,500       5,129,140
Sepracor, Inc.(a) ..............................         275,700       7,341,891
Tanox, Inc.(a) .................................         255,400       4,584,430
Trimeris, Inc.(a) ..............................          56,200       1,438,720
Vertex Pharmaceuticals, Inc.(a) ................         429,000       5,628,480
Virologic, Inc.(a) .............................           1,000           1,680
Wyeth ..........................................          91,300       4,029,982
                                                                    ------------
                                                                     190,136,877
                                                                    ------------


--------------------------------------------------------------------------------
8 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

                                                              U.S. $ Value
--------------------------------------------------------------------------------

Total Investments-102.4%
   (cost $254,078,079)......................               $   205,345,764
Other assets less liabilities-(2.4%)........                    (4,753,469)
                                                           ---------------
Net Assets-100%.............................               $   200,592,295
                                                           ---------------




SECURITIES SOLD SHORT (see Note D)
                                                  Shares      U.S. $ Value
--------------------------------------------------------------------------------
Bausch & Lomb, Inc. ........................      26,867   $    (1,293,915)
deCode Genetics, Inc.(a)....................     250,000        (1,762,500)
DENTSPLY International, Inc. ...............      15,000          (662,850)
Gene Logic, Inc.(a).........................      75,000          (372,750)
Incyte Corp.(a).............................      75,000          (396,000)
Lexicon Genetics, Inc.(a)...................     100,000          (560,000)
Paradigm Genetics, Inc.(a)..................     200,000          (234,000)
Transgenomic, Inc.(a).......................      50,000          (105,000)
                                                           ---------------
Total Securities Sold Short
   (proceeds $8,646,658)....................               $    (5,387,015)
                                                           ---------------


(a) Non-income producing security.
(b) Positions, or portions thereof, with an aggregate market value of $17,504,000 have been segregated to collateralize short sales. Glossary :
    ADR-American Depositary Receipt
    See notes to financial statements.


--------------------------------------------------------------------------------
           AllianceBernstein Select Investor Series--Biotechnology Portfolio o 9

STATEMENT OF ASSETS & LIABILITIES
October 31, 2003

Assets
Investments in securities, at value (cost $254,078,079).   $   205,345,764
Due from broker for securities sold short...............         6,606,524
Receivable for capital stock sold.......................           118,218
Dividends receivable....................................            56,863
                                                           ---------------
Total assets............................................       212,127,369
                                                           ---------------
Liabilities
Securities sold short, at value (proceeds $8,646,658)...         5,387,015
Due to custodian........................................         2,658,816
Payable for investment securities purchased.............         2,113,510
Payable for capital stock redeemed......................           707,711
Distribution fee payable................................           140,826
Advisory fee payable....................................           131,812
Dividends payable on securities sold short..............             8,420
Accrued expenses and other liabilities..................           386,964
                                                           ---------------
Total liabilities.......................................        11,535,074
                                                           ---------------
Net Assets..............................................   $   200,592,295
                                                           ===============
Composition of Net Assets
Capital stock, at par...................................   $        38,772
Additional paid-in capital..............................       498,874,393
Accumulated net investment loss.........................            (2,747)
Accumulated net realized loss on investment and
   foreign currency transactions........................      (252,845,451)
Net unrealized depreciation of investment transactions..       (45,472,672)
                                                           ---------------
                                                           $   200,592,295
                                                           ---------------
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($58,238,983/11,066,089 shares of capital stock
   issued and outstanding)..............................             $5.26
Sales charge--4.25% of public offering price............               .23
                                                                     -----
Maximum offering price..................................             $5.49
                                                                     =====
Class B Shares
Net asset value and offering price per share
   ($103,833,292/20,208,532 shares of capital stock
   issued and outstanding)..............................             $5.14
                                                                     =====
Class C Shares
Net asset value and offering price per share
   ($38,520,020/7,497,170 shares of capital stock
   issued and outstanding)..............................             $5.14
                                                                     =====



See notes to financial statements.


--------------------------------------------------------------------------------
10 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

STATEMENT OF OPERATIONS
Year Ended October 31, 2003

                                           July 1, 2003      Year Ended
                                          to October 31,      June 30,
                                               2003*            2003
                                         ---------------   ---------------
Investment Income
Dividends (net of foreign taxes withheld of
   $710 and $29,266, respectively).....  $       175,425   $       553,366
Interest...............................           28,695             9,689
                                         ---------------   ---------------
Total Income...........................          204,120           563,055
                                         ---------------   ---------------
Expenses
Advisory fee...........................          529,395         1,383,923
Distribution fee--Class A..............           61,351           160,966
Distribution fee--Class B..............          363,533           932,335
Distribution fee--Class C..............          133,285           347,967
Transfer agency........................          197,057           789,892
Audit and legal........................           53,308            99,939
Custodian..............................           51,300           161,653
Administrative.........................           45,667           138,000
Printing...............................           41,260           169,191
Registration...........................           22,203            49,279
Directors' fees........................            6,918            19,437
Dividends on securities sold short.....            4,280             4,140
Miscellaneous..........................            3,168            20,335
                                         ---------------   ---------------
Total expenses before interest.........        1,512,725         4,277,057
Interest expense.......................               -0-          41,812
                                         ---------------   ---------------
Total expenses.........................        1,512,725         4,318,869
Less: expense offset arrangement
   (see Note B)........................               -0-            (787)
                                         ---------------   ---------------
Net expenses...........................        1,512,725         4,318,082
                                         ---------------   ---------------
Net investment loss....................       (1,308,605)       (3,755,027)
                                         ---------------   ---------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.............       (4,069,336)      (96,209,564)
   Short sale transactions.............        1,648,490         5,419,662
   Foreign currency transactions........            (455)               -0-
Net change in unrealized
   appreciation/depreciation of:
   Investments.........................       16,205,298       133,330,913
   Short sales.........................       (2,681,473)       (4,514,916)
                                         ---------------   ---------------
Net gain on investment transactions....       11,102,524        38,026,095
                                         ---------------   ---------------
Net Increase in Net Assets
   from Operations.....................  $     9,793,919   $    34,271,068
                                         ---------------   ---------------


* The fund changed its fiscal year end from June 30 to October 31. See notes to financial statements.


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 11

STATEMENT OF CHANGES IN NET ASSETS



                                  July 1, 2003    Year Ended     Year Ended
                                 to October 31,    June 30,       June 30,
                                      2003*          2003          2002
                                 -------------  ------------- -------------
Increase (Decrease) in Net Assets
   from Operations
Net investment loss...........  $  (1,308,605)  $  (3,755,027)  $(6,505,238)
Net realized loss on investment
   and foreign currency
   transactions...............     (2,421,301)    (90,789,902)  (83,201,248)
Net change in unrealized
   appreciation/depreciation
   of investments and foreign
   currency denominated
   assets and liabilities.....     13,523,825     128,815,997   (98,640,047)
                                -------------   ------------- -------------
Net increase (decrease) in
   net assets from
   operations.................      9,793,919      34,271,068  (188,346,533)
Capital Stock Transactions
Net decrease..................     (9,421,483)    (40,187,959)  (62,055,172)
                                -------------   ------------- -------------
Total increase (decrease).....        372,436      (5,916,891) (250,401,705)
Net Assets
Beginning of period...........    200,219,859     206,136,750   456,538,455
                                -------------   ------------- -------------
End of period.................  $ 200,592,295   $ 200,219,859 $ 206,136,750
                                =============   ============= =============



* The fund changed its fiscal year end from June 30 to October 31. See notes to financial statements.


--------------------------------------------------------------------------------
12 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

NOTES TO FINANCIAL STATEMENTS
October 31, 2003


NOTE A
Significant Accounting Policies
AllianceBernstein Select Investor Series, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of three portfolios, the Premier Portfolio, the Technology Portfolio and the Biotechnology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Biotechnology Portfolio. The Biotechnology Portfolio (the "Fund") commenced operations on July 27, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 13 with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


--------------------------------------------------------------------------------
14 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End
The Fund changed its fiscal year end from June 30 to October 31. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from July 1, 2003 to October 31, 2003.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Biotechnology Index (the "Index"). The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as ..75%, annualized, based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Index. The fee will equal 1.25%, annualized, if the performance of Class A shares equals the performance of the Index. The performance period for each such month will be from August 1, 2000 through the current calendar month, until


AllianceBernstein Select Investor Series--Biotechnology Portfolio o 15
--------------------------------------------------------------------------------
the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. For the period from August 1, 2000 through July 31, 2001, the Adviser received the minimum fee, equal to .75%, annualized, of the average daily net assets of the Fund for each day included in such annual period. During the period ended October 31, 2003, the effective advisory fee was at the annualized rate of .76% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended October 31, 2003 and the year ended June 30, 2003, such fees amounted to $45,667 and $138,000, respectively.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $91,736 and $321,180, respectively, for the period ended October 31, 2003 and the year ended June 30, 2003.

For the period ended October 31, 2003 and the year ended June 30, 2003, the Fund's expenses were reduced by $0 and $787, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,706 and $3,374 from the sales of Class A shares and received $30 and $75, $95,911 and $412,662 and $408 and $5,116,
respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the period ended October 31, 2003 and the year ended June 30, 2003.

Brokerage commissions paid on investment transactions for the period ended October 31, 2003 and the year ended June 30, 2003, amounted to $76,138 and $340,957, respectively, of which $0 and $3,975, respectively, were paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety


--------------------------------------------------------------------------------
16 o AllianceBernstein Select Investor Series--Biotechnology Portfolio for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,959,517 and $1,180,766 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2003, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $    13,534,887   $    22,371,040
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (including short sale transactions and excluding foreign currency transactions) are as follows:

Cost....................................................   $   260,535,322
                                                           ---------------
Gross unrealized appreciation...........................   $    39,309,741
Gross unrealized depreciation...........................       (99,886,314)
                                                           ---------------
Net unrealized depreciation.............................   $   (60,576,573)
                                                           ---------------

Securities Sold Short
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 17

NOTE E
Capital Stock
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                  ==============================================
                                                     Shares
                                  ==============================================
                                      July 1,
                                     2003 to         Year Ended       Year Ended
                                  October 31,          June 30,         June 30,
                                        2003*              2003             2002
                                  ----------------------------------------
Class A
Shares sold                           248,185         4,756,122       2,524,526
--------------------------------------------------------------------------------
Shares converted from Class B          12,765            43,657          69,872
--------------------------------------------------------------------------------
Shares redeemed                      (871,033)       (7,899,701)     (6,801,110)
--------------------------------------------------------------------------------
Net decrease                         (610,083)       (3,099,922)     (4,206,712)
================================================================================
Class B
Shares sold                           361,963         1,090,191       2,554,796
--------------------------------------------------------------------------------
Shares converted to Class A           (13,062)          (44,397)        (70,632)
--------------------------------------------------------------------------------
Shares redeemed                    (1,284,700)       (6,109,334)     (7,078,032)
--------------------------------------------------------------------------------
Net decrease                         (935,799)       (5,063,540)     (4,593,868)
================================================================================
Class C
--------------------------------------------------------------------------------
Shares sold                           148,748           391,045       1,199,438
Shares redeemed                      (415,684)       (2,577,107)     (3,420,570)
--------------------------------------------------------------------------------
Net decrease                         (266,936)       (2,186,062)     (2,221,132)
================================================================================

                                  ==============================================
                                                    Amount
                                  ==============================================
                                     July 1,
                                     2003 to         Year Ended      Year Ended
                                  October 31,          June 30,        June 30,
                                        2003*              2003            2002
--------------------------------------------------------------------------------
Class A
Shares sold                     $   1,330,231     $  19,338,690   $  15,539,634
--------------------------------------------------------------------------------
Shares converted from Class B          67,481           181,235         427,085
--------------------------------------------------------------------------------
Shares redeemed                    (4,606,007)      (31,617,370)    (40,187,314)
--------------------------------------------------------------------------------
Net decrease                    $  (3,208,295)    $ (12,097,445)  $ (24,220,595)
================================================================================
Class B
Shares sold                     $   1,884,983     $   4,592,028   $  16,240,368
--------------------------------------------------------------------------------
Shares converted to Class A           (67,481)         (181,235)       (427,085)
--------------------------------------------------------------------------------
Shares redeemed                    (6,649,569)      (24,011,733)    (41,390,783)
--------------------------------------------------------------------------------
Net decrease                    $  (4,832,067)    $ (19,600,940)   $(25,577,500)
================================================================================
Class C
Shares sold                     $     777,724     $   1,703,491   $   7,742,575
--------------------------------------------------------------------------------
Shares redeemed                    (2,158,845)      (10,193,065)    (19,999,652)
--------------------------------------------------------------------------------
Net decrease                    $  (1,381,121)    $  (8,489,574)  $ (12,257,077)
================================================================================

* The Fund changed its fiscal year end from June 30 to October 31.


--------------------------------------------------------------------------------
18 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

NOTE F
Concentration of Risk
Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 2003.

NOTE H
Components of Accumulated Earnings (Deficit)
As of October 31, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses....................   $ (237,741,550)(a)
Unrealized appreciation/(depreciation)..................      (60,576,573)(b)
                                                           --------------
Total accumulated earnings/(deficit)....................   $ (298,318,123)
                                                           --------------

(a) On October 31, 2003, the Fund had a net capital loss carryforward of $237,741,550, of which $8,345,642 expires in the year 2008, $79,405,177 expires in the year 2009, $98,210,933 expires in the year 2010 and $51,779,798 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 19 practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

A special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, more than thirty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters more fully discussed in the note entitled "Subsequent Events" below, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
20 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

Note J
Subsequent Events
On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

         (i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

         (ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

         (iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 21

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ================================================
                                                                 Class A
                                            ================================================
                                                July 1,                             July 27,
                                                2003 to                           2000(b) to
                                            October 31,     Year Ended June 30,     June 30,
                                                            -------------------
                                                   2003(a)     2003        2002         2001
                                            -------------------------------------------------
Net asset value, beginning of period ......       $5.01     $  4.09      $ 7.40       $10.00
                                            -------------------------------------------------
Income From Investment Operations
Net investment loss(c).....................        (.02)       (.06)       (.08)        (.08)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions............................         .27         .98       (3.23)       (2.52)
                                            -------------------------------------------------
Net increase (decrease) in net asset
   value from operations...................         .25         .92       (3.31)       (2.60)
                                            -------------------------------------------------
Net asset value, end of period.............      $ 5.26      $ 5.01      $ 4.09      $  7.40
                                            =================================================
Total Return
Total investment return based on net
   asset value(d)..........................        4.99%      22.49%     (44.73)%     (26.00)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).........................     $58,239     $58,492     $60,377     $140,499
Ratios to average net assets of:
  Expenses, including interest
     expense ..............................        1.64%(e)    1.86%       1.56%        1.48%(e)
  Expenses, excluding interest
     expense...............................        1.64%(e)    1.83%       1.49%        1.43%(e)
  Net investment loss......................       (1.35)%(e)  (1.55)%     (1.36)%       (.99)%(e)
Portfolio turnover rate....................           7%         33%         26%         107%



See footnote summary on page 24.


--------------------------------------------------------------------------------
22 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                            ================================================
                                                                 Class B
                                            ================================================
                                                July 1,                             July 27,
                                                2003 to                           2000(b) to
                                            October 31,     Year Ended June 30,     June 30,
                                                            -------------------
                                                   2003(a)     2003        2002         2001
                                            -------------------------------------------------
Net asset value, beginning of period ......       $4.90     $  4.03      $ 7.35       $10.00
                                                 -------------------------------------------
Income From Investment Operations
Net investment loss(c).....................        (.04)       (.09)       (.13)        (.14)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions............................         .28         .96       (3.19)       (2.51)
                                                 -------------------------------------------
Net increase (decrease) in net asset
   value from operations...................         .24         .87       (3.32)       (2.65)
                                                 -------------------------------------------
Net asset value, end of period.............      $ 5.14      $ 4.90      $ 4.03       $ 7.35
                                                 ===========================================
Total Return
Total investment return based on net
   asset value(d)..........................        4.90%      21.59%     (45.17)%     (26.50)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).........................    $103,833    $103,664    $105,661     $226,544
Ratios to average net assets of:
  Expenses, including interest
     expense...............................        2.38%(e)    2.60%       2.29%        2.17%(e)
  Expenses, excluding interest
     expense...............................        2.38%(e)    2.58%       2.22%        2.12%(e)
  Net investment loss......................       (2.09)%(e)  (2.29)%     (2.09)%      (1.69)%(e)
Portfolio turnover rate....................           7%         33%         26%         107%


See footnote summary on page 24.


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 23

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ================================================
                                                                 Class C
                                            ================================================
                                                July 1,                             July 27,
                                                2003 to                           2000(b) to
                                            October 31,     Year Ended June 30,     June 30,
                                                            -------------------
                                                   2003(a)     2003        2002         2001
                                            -------------------------------------------------
Net asset value, beginning of period ......       $4.90     $  4.03      $ 7.35       $10.00
                                                 -------------------------------------------
Income From Investment Operations
Net investment loss(c).....................        (.04)       (.09)       (.13)        (.13)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions............................         .28         .96       (3.19)       (2.52)
                                                 -------------------------------------------
Net increase (decrease) in net asset
   value from operations...................         .24         .87       (3.32)       (2.65)
                                                 -------------------------------------------
Net asset value, end of period.............      $ 5.14      $ 4.90      $ 4.03       $ 7.35
                                                 ===========================================
Total Return
Total investment return based on net
   asset value(d)..........................        4.90%      21.59%     (45.17)%     (26.50)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).........................     $38,520     $38,064     $40,099      $89,495
Ratios to average net assets of:
  Expenses, including interest
     expense...............................        2.36%(e)    2.58%       2.27%        2.14%(e)
  Expenses, excluding interest
     expense...............................        2.36%(e)    2.55%       2.21%        2.09%(e)
  Net investment loss......................       (2.07)%(e)  (2.27)%     (2.07)%      (1.67)%(e)
Portfolio turnover rate....................           7%         33%         26%         107%



(a) The Fund changed its fiscal year end from June 30 to October 31.

(b) Commencement of operations.

(c) Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e) Annualized.


--------------------------------------------------------------------------------
24 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of AllianceBernstein Select Investor Series, Inc.
Biotechnology Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of AllianceBernstein Select Investor Series, Inc. Biotechnology Portfolio, formerly Alliance Select Investor Series Biotechnology Portfolio, (the "Fund") at October 31, 2003, the results of its operations for the period July 1, 2003 through October 31, 2003 and for the year ended June 30, 2003, the changes in its net assets for the period July 1, 2003 through October 31, 2003 and for each of the two years in the period ended June 30, 2003, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
December 23, 2003



--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 25

BOARD OF DIRECTORS



William H. Foulk(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS


Norman M. Fidel(2), Senior Vice President
Thomas J. Bardong, Vice President
Matthew Murray(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter
AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee.
(2) Messrs. Fidel and Murray are the persons primarily responsible for the day-to-day management of the Portfolio's investment portfolio.


--------------------------------------------------------------------------------
26 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

MANAGEMENT OF THE FUND
(unaudited)


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS
                                                                              IN FUND            OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                         COMPLEX        DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                    OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#, 71            Investment adviser and an                  113             None
2 Sound View Drive                     independent consultant. He
Suite 100                              was formerly Senior Manager
Greenwich, CT 06830                    of Barrett Associates, Inc., a
(5)                                    registered investment adviser,
Chairman of the Board                  with which he had been associated
                                       since prior to 1998. He was formerly
                                       Deputy Comptroller and Chief Investment
                                       Officer of the State of New York and,
                                       prior thereto, Chief Investment Officer
                                       of the New York Bank for Savings.

Ruth Block,#, 73                       Formerly Executive Vice                     96             None
500 SE Mizner Blvd.                    President and Chief Insurance
Boca Raton, FL 33432                   Officer of The Equitable Life
(5)                                    Assurance Society of the United
                                       States; Chairman and Chief Executive
                                       Officer of Evlico; Director of Avon,
                                       BP (oil and gas), Ecolab Incorporated
                                       (specialty chemicals), Tandem Financial
                                       Group and Donaldson, Lufkin & Jenrette
                                       Securities Corporation; former Governor
                                       at Large National Association of
                                       Securities Dealers, Inc.

David H. Dievler,#, 74                 Independent consultant. Until           100         None
P.O. Box 167                           December 1994, he was Senior
Spring Lake, NJ 07762                  Vice President of Alliance
(5)                                    Capital Management Corporation
                                       ("ACMC") responsible for mutual fund
                                       administration. Prior to joining ACMC
                                       in 1984, he was Chief Financial Officer of
                                       Eberstadt Asset Management since 1968.
                                       Prior to that, he was a Senior Manager
                                       at Price Waterhouse & Co. Member of
                                       American Institute of Certified Public
                                       Accountants since 1953.


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 27

                                                                            PORTFOLIOS
                                                                              IN FUND            OTHER
NAME, AGE OF DIRECTOR,                      PRINCIPAL                         COMPLEX        DIRECTORSHIPS
      ADDRESS                              OCCUPATION(S)                    OVERSEEN BY         HELD BY
(YEARS OF SERVICE*)                     DURING PAST 5 YEARS                   DIRECTOR         DIRECTOR
-----------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#, 61                   Consultant. Formerly President              98             None
P.O. Box 12                            of Save Venice, Inc. (preservation
Annandale, NY 12504                    organization) from 2001-2002, a
(5)                                    Senior Advisor from June 1999-
                                       June 2000 and President of Historic
                                       Hudson Valley (historic preservation)
                                       from December 1989-May 1999.
                                       Previously, Director of the National
                                       Academy of Design and during 1988-1992,
                                       he was Director and Chairman of the
                                       Audit Committee of ACMC.


Clifford L. Michel,#, 64               Senior Counsel of the law firm              97             Placer
15 St. Bernard's Road                  of Cahill Gordon & Reindel                                Dome, Inc.
Gladstone, NJ 07934                    since February 2001 and a
(5)                                    partner of that firm for more
                                       than twenty-five years prior thereto.
                                       He is President and Chief Executive
                                       Officer of Wenonah Development Company
                                       (investments) and a Director of Placer
                                       Dome, Inc. (mining).

Donald J. Robinson,#, 69               Senior Counsel to the law firm              96             None
98 Hell's Peak Road                    of Orrick, Herrington & Sutcliffe
Weston, VT 05161                       LLP since prior to 1998. Formerly
(5)                                    a senior partner and a member of
                                       the Executive Committee of that firm.
                                       He was also a member and Chairman of the
                                       Municipal Securities Rulemaking Board
                                       and a Trustee of the Museum of the City
                                       of New York.

INTERESTED DIRECTOR
Marc O. Mayer, +, 46                   Executive Vice President of ACMC            68             None
1345 Avenue of the                     since 2001; prior thereto, Chief
Americas                               Executive Officer of Sanford C.
New York, NY 10105                     Bernstein & Co., LLC and its
(3 months)                             predecessor since prior to 1998.


*  There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


--------------------------------------------------------------------------------
28 o AllianceBernstein Select Investor Series--Biotechnology Portfolio


Officer Information
Certain information concerning the Fund's Officers is listed below.

    NAME,                     POSITION(S)                      PRINCIPAL OCCUPATION
ADDRESS* AND AGE            HELD WITH FUND                      DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------

Marc O. Mayer, 46             President                      See biography above.

Norman M. Fidel, 57           Senior Vice President          Senior Vice President of Alliance
                                                             Capital Management Corporation ("ACMC")**,
                                                             with which he has been associated
                                                             since prior to 1998.

Thomas J. Bardong, 58         Vice President                 Senior Vice President of ACMC**, with which
                                                             he has been associated since prior to 1998.

Matthew Murray, 36            Vice President                 Vice President of ACMC**, with which he has
                                                             been associated since 1999. Prior thereto he
                                                             was a biotechnology analyst at Lehman Brothers
                                                             since prior to 1998.

Mark R. Manley, 41            Secretary                      Senior Vice President and Acting General
                                                             Counsel of ACMC**, with which he has been
                                                             associated since prior to 1998.

Mark D. Gersten, 53           Treasurer and Chief            Senior Vice President of Alliance Global
                              Financial Officer              Investor Services, Inc. ("AGIS")**, and
                                                             Vice President of AllianceBernstein Investment
                                                             Research and Management, Inc. ("ABIRM")**,
                                                             with which he has been associated since prior
                                                             to 1998.

Vincent S. Noto, 39           Controller                     Vice President of AGIS**, with which he has
                                                             been associated since prior to 1998.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, and AGIS are affiliates of the Fund.
   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 29

ALLIANCEBERNSTEIN FAMILY OF FUNDS




================================================================================
  Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
  Blended Style Series
  U.S. Large Cap Portfolio

================================================================================
  Growth Funds
  Domestic
  Growth Fund
  Health Care Fund
  Mid-Cap Growth Fund
  Premier Growth Fund
  Small Cap Growth Fund37
  Technology Fund

  Global & International
  All-Asia Investment Fund
  Global Small Cap Fund
  Greater China '97 Fund
  International Premier Growth Fund
  New Europe Fund
  Worldwide Privatization Fund
  Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
  Value Funds
  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small CapValue Fund
  Utility Income Fund
  Value Fund

  Global & International
  Global Value Fund
  International Value Fund

================================================================================
  Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
  Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
  Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

================================================================================
  Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACMGovernment Opportunity Fund
  ACMManaged Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II


We also offer Exchange Reserves,++# which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.
++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
30 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

NOTES






--------------------------------------------------------------------------------
          AllianceBernstein Select Investor Series--Biotechnology Portfolio o 31

NOTES



--------------------------------------------------------------------------------
32 o AllianceBernstein Select Investor Series--Biotechnology Portfolio

[LOGO] AllianceBernstein(SM)
       Investment Research and Management


ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

SM This service mark used under license from the owner, Alliance Capital Management L.P.

SISBIOAR1003

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.        DESCRIPTION OF EXHIBIT
         -----------        ----------------------
         10 (a) (1)         Code of ethics that is subject to the
                            disclosure of Item 2 hereof

         10 (b) (1)         Certification of Principal Executive Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley
                            Act of 2002

         10 (b) (2)         Certification of Principal Financial Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley Act of
                            2002

         10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Select Investor Series, Inc.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:   December 30, 2003

By:       /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   December 30, 2003